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                                                                    EXHIBIT 99.1


                        CERTIFICATION OF PERIODIC REPORT*

We, Ricardo Puente, Chief Executive Officer and Joan M. Fiorito, Chief Financial Officer of TransWestern Publishing Company LLC (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the quarterly and annual periods ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated March 20, 2003


                                        /s/ RICARDO PUENTE
                                        -------------------------
                                        Ricardo Puente
                                        Chief Executive Officer

                                        /s/ JOAN M. FIORITO
                                        -------------------------
                                        Joan M. Fiorito
                                        Chief Financial Officer



*A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its Staff upon request.